                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: July 16, 2001

                      CHASE CREDIT CARD OWNER TRUST 2000-3
--------------------------------------------------------------------------------
                             (Issuer of Securities)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        United States                   333-74303                 22-2382028
------------------------------  ---------------------------  -------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)

                      200 White Clay Center Drive, Newark, DE         19711-5466
                    -------------------------------------------       ----------
                      (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000

Item  5. Other Events:

      Chase Credit Card Owner Trust 2000-3 is the issuer of three classes of asset backed notes. The notes were issued under an indenture, dated as of October 3, 2000, between the trust and The Bank of New York, as Indenture Trustee.

      On July 16, 2001, The Chase Manhattan Bank, as Paying Agent, distributed monthly interest to the holders of the notes, and provided to holders a report including the information required by Section 7.3 of the Indenture. A copy of the statement provided to the holders of the notes is being filed as Exhibit
20.1 to this Current Report on Form 8-K.


Item  7(c). Exhibits

               Exhibits        Description
               ----------      ---------------

               20.1 Monthly Statement to Noteholders with respect to the July 16, 2001 distribution.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 20, 2001

                                               By: CHASE MANHATTAN BANK USA,
                                               NATIONAL ASSOCIATION
                                               as Administrator

                                               By:  /s/ Patricia Garvey
                                               ---------------------------------
                                               Name:   Patricia Garvey
                                               Title:  Vice President

                                               INDEX TO EXHIBITS
                                               ----------------------------

Exhibit No.                                    Description
---------------                                -----------------
20.1                                           Statement to Noteholders dated
                                               July 16, 2001